                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                                   BELO CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                  (BELO LOGO)

ROBERT W. DECHERD
Chairman of the Board
President and Chief Executive Officer

                                            April 2, 2002

Dear Fellow Shareholder:

     We invite you to attend our annual meeting of shareholders on May 8, 2002 in Dallas, Texas. At the meeting, you will hear a report on Belo's operations and have a chance to meet your directors and executive officers. This package includes the formal notice, proxy statement and proxy card for the meeting, together with our 2001 annual report.

     The proxy statement tells you more about the agenda and voting procedures for the meeting. It also describes how the Board operates and provides information about our directors, including those nominated for election at this year's meeting. Our proxy statement has a new look this year. We hope you find it easy to read and understand.

     Whether or not you attend the meeting, we encourage you to vote your shares as soon as possible prior to the meeting either by returning your proxy card or by voting using the telephone or Internet voting procedures outlined in the enclosed materials. Even if you only own a few shares, it is important that your shares be represented at the meeting.

     We hope to see you on May 8th.

                                            Sincerely,

                                            /s/ ROBERT DECHERD

 BELO CORP.  P. O. Box 655237  Dallas, Texas 75265-5237  Tel. 214.977.6606  Fax
                                  214.977.6603
  WWW.BELO.COM  Deliveries:  400 South Record Street  Dallas, Texas 75202-4841

                                  [BELO LOGO]

                                P. O. BOX 655237
                            DALLAS, TEXAS 75265-5237
                                  WWW.BELO.COM

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 8, 2002

                            ------------------------

To Belo Shareholders:

     Please join us for the 2002 annual meeting of shareholders of Belo Corp.. The meeting will be held in the Dallas Museum of Art Auditorium, 1717 North Harwood Street, Dallas, Texas, on WEDNESDAY, MAY 8, 2002, AT 10:00 A.M., Dallas, Texas time. Refreshments will be served prior to the meeting starting at 9:00 a.m..

     At the meeting, the holders of Belo Series A common stock and Belo Series B common stock will act on the following matters:

          1. Election of four Class I directors; and

          2. Any other matters that may properly come before the meeting.

     All holders of record of shares of Belo Series A common stock and Belo Series B common stock at the close of business on March 14, 2002 are entitled to vote at the meeting or at any postponement or adjournment of the meeting.

                                             By Order of the Board of Directors

                                                        GUY H. KERR
                                                         Secretary

April 2, 2002

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
About the Meeting...........................................    1
Proxy Solicitation..........................................    3
Stock Ownership.............................................    4
Proposal: Election of Directors.............................    8
Information About the Board and Its Committees..............   11
Audit Committee Report......................................   13
Independent Auditors........................................   13
Executive Officers..........................................   14
Executive Compensation......................................   15
Stock Performance...........................................   23
Annual Report and Additional Materials......................   23
Shareholder Proposals for 2003 Meeting......................   24
General.....................................................   24
Appendix A -- Audit Committee Charter.......................  A-1

                                  (BELO LOGO)
                                P. O. BOX 655237
                            DALLAS, TEXAS 75265-5237
                                  WWW.BELO.COM

                               ------------------

                                PROXY STATEMENT
                               ------------------

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 8, 2002

     This proxy statement contains information related to the annual meeting of shareholders of Belo Corp. to be held on WEDNESDAY, MAY 8, 2002, BEGINNING AT 10:00 A.M., DALLAS, TEXAS TIME, at the Dallas Museum of Art Auditorium, 1717 North Harwood Street, Dallas, Texas, and any postponement or adjournment of the meeting.

     This proxy statement and related proxy card will be distributed to shareholders beginning on or about April 2, 2002.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the annual meeting, shareholders will elect four Class I directors and act upon any other matters properly brought before the meeting. Management will report on Belo's performance in 2001 and respond to questions and comments from shareholders.

WHO CAN ATTEND THE ANNUAL MEETING?

     Shareholders and guests of Belo may attend the annual meeting. However, only shareholders who owned Belo shares at the close of business on March 14, 2002, the record date, or their duly appointed proxies, are entitled to vote at the meeting.

WHO MAY VOTE AT THE MEETING?

     If you owned Belo shares at the close of business on March 14, 2002, you are entitled to vote all of the shares that you held on that date at the meeting, or any postponement or adjournment of the meeting. Our common stock is divided into two series: Series A common stock and Series B common stock. Holders of both series of common stock as of the record date will be entitled to vote at the meeting. At the close of business on the record date, a total of 93,237,326 shares of Series A common stock and 18,104,080 shares of Series B common stock were outstanding and entitled to vote.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF SERIES A COMMON STOCK AND SERIES B COMMON STOCK?

     Holders of Series A and Series B common stock vote together as a single class on all matters to be acted upon at the annual meeting. Each outstanding share of Series A common stock will be entitled to one vote on each matter. Each outstanding share of Series B common stock will be entitled to 10 votes on each matter.

WHAT CONSTITUTES A QUORUM TO CONDUCT BUSINESS AT THE MEETING?

     In order to carry on the business of the meeting, we must have a quorum present in person or by proxy. Both a majority of the voting power of the outstanding shares eligible to vote and at least one-third of the outstanding shares entitled to vote must be present, in person or by proxy, at the meeting in order to constitute a quorum.

     Abstentions and broker non-votes are counted as present at the meeting for purposes of determining whether we have a quorum. A broker non-vote occurs when a broker or other nominee returns a proxy but does not vote on a particular proposal because the broker or nominee does not have authority to vote on that particular item and has not received voting instructions from the beneficial owner.

HOW DO I CAST MY VOTE?

     You may vote by proxy, which gives the proxy holder the right to vote your shares on your behalf, or you may vote in person at the meeting.

     You may receive more than one proxy card depending on how you hold your shares. Shares registered in your name and any shares held in your Belo Savings Plan account are covered by separate proxy cards. Shares held in the Belo Savings Plan may only be voted by the plan trustee. Also, if you hold shares indirectly through someone else, such as a broker, you may receive material from that person asking how you want to vote. It is important that you follow the instructions on each proxy card and vote the shares represented by each card separately.

HOW DO I VOTE BY PROXY?

     If you vote by proxy you may vote by telephone, online via the Internet, or by completing and returning your enclosed proxy card in the envelope provided. All proxy cards that are properly completed and submitted will be voted as specified. However, if you sign, date and return your proxy card but do not check any boxes, the shares represented by that card will be voted FOR the election of the four Class I director nominees and, at the discretion of the proxy holders, on any other matter that properly may come before the meeting or any adjournment or postponement of the meeting.

     If you want to vote using the telephone or Internet, please follow the instructions on each proxy card and have the proxy card available when you access the voting site. In order to be included in the final tabulation of proxies, completed proxy cards must be received by May 7, 2002 and votes cast using the telephone or Internet must be cast prior to 5:00 p.m. (Eastern Standard Time), on May 7, 2002.

     If your shares are held indirectly, your broker or nominee may not offer voting using the telephone or Internet. Please be certain to check your proxy card or contact your broker or nominee to determine available voting arrangements.

HOW DO I VOTE IN PERSON?

     You may vote in person by completing a ballot at the annual meeting. If you plan to vote in person but hold shares through a broker or other nominee, you must provide a legal proxy from the broker or nominee evidencing your authority to vote shares the broker held for your account on March 14, 2002. You must contact your brokerage firm directly in advance of the annual meeting to obtain a legal proxy.

     Blank ballots will be available at the registration table at the meeting. Completed ballots may be deposited at the registration table and a call for completed ballots will be made during the course of the meeting prior to the close of the polls.

CAN I CHANGE MY VOTE OR REVOKE MY PROXY?

     Yes. You may revoke your proxy (including a telephone or Internet vote) by:

     + filing a written notice of revocation with the Secretary of Belo
       Corp. at any time prior to the annual meeting;
     + delivering a duly executed written proxy bearing a later date by the voting deadline set forth on the proxy card;
     + submitting a new proxy by telephone or the Internet by the voting deadline set forth on the proxy card; or + voting by ballot at the meeting.

     If your shares are held through a broker or nominee, contact that broker or nominee if you wish to change your voting instructions.

     Attendance at the meeting does not by itself revoke a previously granted proxy.

HOW DO I VOTE MY SHARES HELD IN THE BELO SAVINGS PLAN?

     Only the plan trustee, Wells Fargo Bank Texas, N.A., can vote the shares held by the Belo Savings Plan. If you participate in the Belo Savings Plan and had full shares of Belo common stock credited to your account as of the record date, you will receive a separate voting instruction card for the purpose of instructing the plan trustee how to vote your plan shares. You may provide your instructions using the telephone or the Internet or by signing and returning your card in the envelope provided. You will not be able to vote these shares in person at the annual meeting.

     Because of the time required to tabulate voting instructions from Belo Savings Plan participants before the annual meeting, the trustee must receive your voting instructions by May 6, 2002. If you sign, date and return a card but do not check any boxes on the card, the trustee will vote your shares FOR all nominees standing for election as Class I directors. If the trustee does not receive instructions from you by that date, the trustee will vote your shares, as directed by the administrative committee appointed by Belo's Board of Directors, in the same proportion as the shares in the Belo Savings Plan for which voting instructions have been received. You may revoke or modify previously given voting instructions by May 6, 2002, by filing with the trustee either a written notice of revocation or a properly completed and signed voting instruction card bearing a later date.

WHAT VOTE DOES THE BOARD RECOMMEND?

     The Board recommends a vote FOR the election of the four Class I director nominees listed in this proxy statement. With respect to any other matter that properly comes before the meeting, the proxy holders will vote in their own discretion.

WHAT NUMBER OF VOTES IS REQUIRED TO APPROVE EACH MATTER?

+   ELECTION OF DIRECTORS -- The affirmative vote of a plurality of the voting power represented at the annual meeting and entitled to vote is required for the election of directors. This means that the nominees receiving the highest number of votes cast for the number of positions to be filled are elected. You do not have the right to cumulate votes in the election of directors. In other words, you cannot multiply the number of shares you own by the number of directorships being voted on and then cast the total for only one candidate or among any number of candidates as you see fit. Abstentions and broker non-votes have no effect on determinations of plurality, except to the extent that they affect the total votes received by any particular candidate. A properly executed proxy marked "withheld" with respect to the election of one or more directors will not be voted for the director or directors indicated, although it will be counted for purposes of determining whether we have a quorum.

+   OTHER MATTERS -- Unless otherwise required by law, the affirmative vote of a majority of the voting power represented at the annual meeting and entitled to vote is required for other matters that may properly come before the meeting. For matters requiring majority approval, abstentions have the effect of negative votes, meaning that abstentions will be counted in the denominator but not the numerator, in determining whether a matter has received sufficient votes to be approved. Broker non-votes are not treated as shares entitled to vote on matters requiring majority approval and are excluded from the calculation.

                               PROXY SOLICITATION

     Your proxy is being solicited on behalf of Belo's Board of Directors. In addition to the use of the mail, the solicitation may also be made by use of facsimile, the Internet or other electronic means, telephone or personal contact by directors, officers, employees, and agents of Belo. Belo pays the costs of this proxy solicitation.

     We have hired Morrow & Co., Inc. to assist in soliciting proxies from beneficial owners of shares held in the names of brokers and other nominees and have agreed to pay Morrow & Co., Inc. a fee of $6,000 plus its related costs and expenses. We also supply brokers, nominees, or other custodians with proxy forms, proxy statements and annual reports for the purpose of sending proxy materials to beneficial owners. We reimburse brokers, nominees and other custodians for their reasonable expenses.

                                STOCK OWNERSHIP

     The following tables set forth information as of December 31, 2001, regarding the beneficial ownership of Belo common stock by our directors, the executive officers named in the summary compensation table on page 18, all directors and executive officers as a group, and by each person known to Belo to own more than 5% of the outstanding shares of Series A or Series B common stock. At December 31, 2001, there were 91,800,402 Series A shares, 18,582,538 Series B shares and 110,382,940 combined Series A and Series B shares issued and outstanding.

     Under the rules of the Securities and Exchange Commission, the beneficial ownership of a person or group includes not only shares held directly or indirectly by the person or group but also shares the person or group has the right to acquire within 60 days pursuant to exercisable options and convertible securities. The information below, including the percentage calculations, is based on beneficial ownership of shares rather than direct ownership of issued and outstanding shares.

     Unless otherwise indicated, each person listed below has sole voting power and sole dispositive power with respect to the shares of common stock indicated in the table as beneficially owned by such person. Series A common stock has one vote per share and Series B common stock has 10 votes per share. Consequently, the voting power of Series B holders is greater than the number of shares beneficially owned. For example, the shares of Belo common stock beneficially owned by all directors and executive officers as a group, representing 15.4% of the outstanding shares of Series A and Series B common stock, have combined voting power of 42.8%.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

                                                      SHARES OF COMMON STOCK BENEFICIALLY OWNED
                                        AND PERCENTAGE OF OUTSTANDING SHARES AS OF DECEMBER 31, 2001(1)(2)(3)
                                       -----------------------------------------------------------------------
                                                                                               COMBINED
                                             SERIES A                 SERIES B          SERIES A AND SERIES B
                                       ---------------------   ----------------------   ----------------------
                 NAME                    NUMBER     PERCENT      NUMBER      PERCENT      NUMBER      PERCENT
                 ----                  ----------   --------   -----------   --------   -----------   --------
 Robert W. Decherd**+................  1,636,365      1.8%      6,783,677     34.6%      8,420,042      7.6%
 Michael J. McCarthy+................     97,124       ***        303,520      1.6%        400,644       ***
 Dunia A. Shive+.....................     17,567       ***        187,232      1.0%        204,799       ***
 John L. (Jack) Sander+..............      2,289       ***        291,934      1.6%        294,223       ***
 James M. Moroney III+...............     49,733       ***        430,012      2.3%        479,745       ***
 John W. Bassett, Jr.**..............    218,282       ***        781,208      4.2%        999,490       ***
 Henry P. Becton, Jr.*...............     12,168       ***         48,624       ***         60,792       ***
 Louis E. Caldera(4)*................     --          --           --          --           --          --
 Judith L. Craven, M.D., M.P.H.*.....     32,800       ***         39,307       ***         72,107       ***
 Roger A. Enrico*....................     42,000       ***         58,624       ***        100,624       ***
 Stephen Hamblett*...................    469,958       ***        142,245       ***        612,203       ***
 Dealey D. Herndon*..................  1,682,894      1.8%      2,690,555     14.5%      4,373,449      4.0%
 Laurence E. Hirsch**................     10,000       ***         29,275       ***         39,275       ***
 Arturo Madrid, Ph.D.*...............     57,100       ***         39,307       ***         96,407       ***
 Burl Osborne*.......................    226,676       ***        828,860      4.3%      1,055,536       ***
 William T. Solomon*.................     40,000       ***         79,557       ***        119,557       ***
 Lloyd D. Ward(4)*...................     --          --           --          --           --          --
 J. McDonald Williams**..............     26,000       ***         35,562       ***         61,562       ***
 All directors and executive officers
 as a group (22 persons).............  4,642,082      5.0%     13,021,041     58.5%     17,663,123     15.4%

---------------

  * Director
 ** Director and Nominee
*** Less than one percent
 + Executive Officer

(1) + Series B shares are convertible at any time on a share-for-share basis into Series A shares but not vice versa. For purposes of determining the number of Series A shares beneficially owned by the persons listed, the person may be deemed to be the beneficial owner of the Series A shares into which the

      Series B shares owned are convertible. The numbers listed in the Series A column, however, do not reflect the Series A shares that may be deemed to be beneficially owned by the person listed because of this convertibility feature. If the Series A total included shares into which Series B shares held are convertible, the persons listed would be deemed to be the beneficial owners of the following percentages of the Series A shares:
      Robert Decherd, 8.5%; Dealey Herndon, 4.6%; John Bassett, 1.1%; Burl Osborne, 1.1%; and all directors and executive officers as a group, 16.8%. All other persons listed would be deemed to own less than 1% of the Series A shares.

    + The family relationships among the directors and executive officers are as follows: Robert Decherd and Dealey Herndon are brother and sister and Jim Moroney is their second cousin.

    + The following shares are included in the individual's holdings because the individual has either sole or shared investment or voting power with respect to such shares.

        Robert Decherd -- 43,980 Series A shares and 132,000 Series B shares held in trust for which Robert serves as trustee and 111,224 Series B shares held by a charitable foundation established by Robert and his wife for which he serves as chairman and a director. Robert disclaims beneficial ownership of these shares. Robert's holdings also include 23,159 Series B shares owned by him and his wife as to which he shares voting and dispositive power.

        Jack Sander -- 1,000 Series A shares owned by Jack and his wife as to which he shares voting and dispositive power.

        Jim Moroney -- 480 Series B shares owned by Jim and his wife as to which he shares voting and dispositive power.

        John Bassett -- 6,780 Series A shares and 61,030 Series B shares owned by members of John's family, as to which he shares dispositive power, and 62,200 Series A shares and 289,109 Series B shares held in trusts for the benefit of his adult children, for which John serves as trustee. John disclaims beneficial ownership of these shares.

        Steve Hamblett -- 80,238 Series A shares held by a charitable foundation for which Steve serves as a director and foundation manager. Steve disclaims beneficial ownership of these shares. Steve's holdings also include 3,036 Series A shares owned by him and his wife as to which he shares voting and dispositive power.

        Dealey Herndon -- 110,000 Series A shares held by a charitable foundation she established and for which she serves as a director. Dealey disclaims beneficial ownership of these shares.

(2) The number of shares shown in the table above includes shares held in the Belo Savings Plan at December 31, 2001 and shares that could be purchased by exercise of options available at December 31, 2001 or within 60 days thereafter under Belo's stock plans, as follows:

                                           SHARES HELD IN          EXERCISABLE
                                          BELO SAVINGS PLAN       STOCK OPTIONS
                                         -------------------   --------------------
                 NAME                    SERIES A   SERIES B   SERIES A   SERIES B
                 ----                    --------   --------   --------   ---------
Robert W. Decherd......................    2,273      1,670      --       1,013,949
Michael J. McCarthy....................    6,576        970     58,780      302,550
Dunia A. Shive.........................      525      1,632     14,060      185,600
John L. (Jack) Sander..................    1,289      1,234      --         290,700
James M. Moroney III...................    1,783      1,638     33,276      287,750
John W. Bassett, Jr. ..................    --         --        40,000       39,307
Henry P. Becton, Jr. ..................    --         --         --          48,624
Louis E. Caldera.......................    --         --         --          --
Judith L. Craven, M.D., M.P.H. ........    --         --        30,000       39,307
Roger A. Enrico........................    --         --        40,000       58,624
Stephen Hamblett.......................    --         --         --         142,245
Dealey D. Herndon......................    --         --        40,000       39,307
Laurence E. Hirsch.....................    --         --         --          29,275
Arturo Madrid, Ph.D....................    --         --        56,000       39,307
Burl Osborne...........................    2,184      1,660    135,200      827,200
William T. Solomon.....................    --         --        40,000       39,557
Lloyd D. Ward..........................    --         --         --          --
J. McDonald Williams...................    --         --        20,000       29,562
All directors and executive officers as
a group (22 persons)...................   15,702     12,036    521,912    3,661,174

(3) Pursuant to SEC rules, the percentages above are calculated by taking the number of shares indicated as beneficially owned by the listed person or group and dividing that number by the sum of (a) the number of issued and outstanding shares in each series or the combined series, as applicable, plus (b) the number of shares of each series or the combined series, as applicable, that the person or group may purchase through the exercise of stock options as indicated in footnote (2) to the table.

(4) Louis Caldera and Lloyd Ward joined the Board of Directors in July 2001 and, as part of their Board compensation, were awarded stock options that have not yet vested.

STOCK OWNERSHIP OF OTHER PRINCIPAL SHAREHOLDERS (GREATER THAN 5%)

                                               SHARES OF COMMON STOCK BENEFICIALLY OWNED
                                   AND PERCENTAGE OF OUTSTANDING SHARES AS OF DECEMBER 31, 2001(1)(2)
                                  --------------------------------------------------------------------
                                                                                       COMBINED
                                         SERIES A               SERIES B         SERIES A AND SERIES B
                                  ----------------------   -------------------   ---------------------
        NAME AND ADDRESS             NUMBER      PERCENT    NUMBER     PERCENT     NUMBER     PERCENT
        ----------------          ------------   -------   ---------   -------   ----------   --------
FleetBoston Financial
  Corporation...................  6,461,468(3)     7.0%       --         --      6,461,468      5.9%
100 Federal Street
Boston, Massachusetts 02110

James M. Moroney, Jr.(4)........    849,782        ***     2,481,593    13.3%    3,331,375      3.0%
P.O. Box 655237
Dallas, Texas 75265

---------------

*** Less than one percent

(1) Series B shares are convertible at any time on a share-for-share basis into Series A shares but not vice versa. For purposes of determining the number of Series A shares beneficially owned by the persons listed, the person may be deemed to be the beneficial owner of the Series A shares into which the Series B shares owned are convertible. The numbers listed in the Series A column, however, do not reflect the Series A shares that may be deemed to be beneficially owned by the person listed because of this convertibility feature.

(2) Pursuant to SEC rules, the percentages above are calculated by taking the number of shares indicated as beneficially owned by the listed person and dividing that number by the sum of (a) the number of issued and outstanding shares in each series or the combined series, as applicable, plus (b) the number of shares of each series or the combined series, as applicable, that person may purchase through the exercise of stock options as indicated in the notes to the table.

(3) Based upon information contained in its report on Schedule 13G/A filed with the SEC on February 14, 2002, the reported Series A shares are held indirectly by FleetBoston Financial Corporation through its subsidiary, Fleet National Bank, Providence, Rhode Island. FleetBoston Financial Corporation has sole voting power with respect to 4,782,239 Series A shares, shares voting power with respect to 17,600 Series A shares, and has sole dispositive power with respect to 1,257,123 Series A shares and shares dispositive power with respect to 5,082,318 Series A shares.

(4) James M. Moroney, Jr., a former director and chief executive officer of Belo, is Jim Moroney's father and is a cousin of Robert Decherd and Dealey Herndon. Jim Moroney, Jr.'s holdings include 2,000,000 Series B shares held by a family limited partnership of which he is the managing general partner and 18,349 Series B shares that could be purchased by exercise of options available at December 31, 2001 or within 60 days thereafter under Belo's stock option plans. If the Series A total included shares into which Series B shares held are convertible, he would be deemed to be the beneficial owner of 3.5% of the Series A shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Federal securities laws require that Belo's executive officers and directors, and persons who own more than ten percent of a registered class of Belo common stock, file reports with the SEC within specified time periods disclosing their ownership of Belo common stock and any subsequent changes in ownership of Belo common stock. These reporting persons are also required to furnish us with copies of these reports. Based on information provided to us by these reporting persons, we believe that all filings required to be made by the reporting persons during 2001 were made on a timely basis, except for the reporting on a Form 4 of a transaction which occurred in October 2001 by a trust for which John Basset serves as trustee.

                        PROPOSAL: ELECTION OF DIRECTORS

     Belo's bylaws provide that the Board of Directors is divided into three classes, approximately equal in number, with staggered terms of three years so that the term of one class expires at each annual meeting, and that a director will retire on the date of the annual meeting of shareholders next following his or her 65th birthday.

     On July 27, 2001, the Board elected Lloyd Ward as a Class II director and Louis Caldera as a Class III director to fill the vacancies created by the retirement of two directors. Burl Osborne, a Class I director and recently-retired Belo executive officer, will retire from the Board on the date of the 2002 annual meeting and the size of the Board will be reduced from 14 to 13.

NOMINEES FOR DIRECTORS

     The following candidates are nominated by the Board and each is an incumbent director. The four nominees for Class I director will be eligible to serve a three-year term until the 2005 annual meeting, with the exception of nominee John Bassett who will not be eligible to serve beyond the 2003 annual meeting in accordance with the Board's mandatory retirement policy.

CLASS I DIRECTORS (TERMS EXPIRE IN 2005, EXCEPT AS NOTED ABOVE FOR JOHN BASSETT)

[PHOTO JOHN W. BASSETT, JR.]       JOHN W. BASSETT, JR.                                      Director since March 1979
                                  Age 64                                               Compensation Committee Chair
                                  John Bassett is a practicing attorney and is a partner in the law firm of Bassett &
                                  Copple, LLP in Roswell, New Mexico. Prior to forming Bassett & Copple, LLP in October
                                  1995, he was a stockholder in the law firm of Atwood, Malone, Mann & Turner, P.A.,
                                  Roswell, New Mexico, for more than ten years.

[PHOTO ROBERT W. DECHERD]         ROBERT W. DECHERD                                       Director since March 1976
                                  Age 50
                                  Robert Decherd has been Belo's chairman and chief executive officer since January
                                  1987. Robert became president of Belo in January 1994, and previously served as president from January 1985 through December 1986. From January 1984 through December
                                  1986, he served as chief operating officer. Robert is a member of the board of directors of Kimberly-Clark Corporation.

[PHOTO LAURENCE E. HIRSCH]        LAURENCE E. HIRSCH                                          Director since May 1997
                                  Age 56                                            Compensation Committee Member
                                  Directors Planning Committee Member
                                  Larry Hirsch has been chief executive officer of Centex Corporation, one of the nation's largest homebuilders, since July 1988. He has served as a director of Centex since 1985 and has been its chairman of the board since July 1991. He has also served as a director of its affiliate, Centex Construction Products, Inc., since January
                                  1994 and was named chairman of its board in July 1999. Larry is a member of the board of directors of Luminex Corporation and is an advisory director of Heidelberger
                                  Zement AG. Larry also serves as a Trustee of the University of Pennsylvania.


[PHOTO J. McDONALD WILLIAMS]      J. MCDONALD WILLIAMS                                     Director since April 1985
                                  Age 60                                          Directors Planning Committee Chair
                                  Don Williams has been chairman of Trammell Crow Company, a real estate services firm, since August 1994. From 1991 until July 1994, Don was president and chief executive officer of Trammell Crow, and from 1977 to December 1990, he was managing partner of
                                  Trammell Crow. He also serves on the boards of the Dallas Citizens Council,
                                  Children's Health Services of Texas, Abilene Christian University, the Hoblitzelle
                                  Foundation, Southern Methodist University Perkins School of Theology and the Dallas
                                  Foundation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

DIRECTORS CONTINUING IN OFFICE

     Information regarding our directors continuing in office is provided below.

CLASS II DIRECTORS (TERMS EXPIRE IN 2003)


[PHOTO HENRY P. BECTON, JR.]      HENRY P. BECTON, JR.                                         Director since May 1997
                                  Age 58                                                        Audit Committee Chair
                                  Directors Planning Committee Member
                                  Henry Becton has been president and general manager of WGBH Educational Foundation, a public broadcasting organization, since 1984. He is a member of the board of directors of Becton Dickinson and Company and is a trustee or director of 18 investment companies managed by Zurich Scudder Investments. Henry served as a director of The Providence Journal Company from 1992 to 1997. He served as a director of Public Broadcasting Service from June 1987 until June 1993 and from June 1995 until October 2001.

[PHOTO ROGER A. ENRICO]           ROGER A. ENRICO                                              Director since July 1995
                                  Age 57                                                 Nominating Committee Chair
                                  Audit Committee Member
                                  Roger Enrico is the former chairman and chief executive officer of PepsiCo, Inc.. He was chief executive officer of PepsiCo. from April 1996 until May 2001, chairman of the board from November 1996 to May 2001, and vice chairman from May 2001 until April
                                  2002. Roger joined PepsiCo in 1971 and held numerous other senior positions, including chairman and chief executive officer of PepsiCo Worldwide Restaurants from
                                  1994 to 1997. Roger is a member of the boards of directors of PepsiCo, Target
                                  Corporation, Electronic Data Systems Corporation, The National Geographic Society,
                                  Lincoln Center for the Performing Arts and The National Center for Public Policy and
                                  Higher Education.


[PHOTO ARTURO MADRID, PH.D.]      ARTURO MADRID, PH.D.                                    Director since January 1994
                                  Age 63                                                     Audit Committee Member
                                  Compensation Committee Member
                                  Arturo Madrid is the Norine R. and T. Frank Murchison Distinguished Professor of the
                                  Humanities at Trinity University in San Antonio, Texas, a position he has held since
                                  1993. From 1984 to 1993, he served as the founding president of the Tomas Rivera
                                  Center, a national institute for policy studies on Latino issues. He has also held academic and administrative positions at Dartmouth College, the University of
                                  California, San Diego, the University of Minnesota, and the U.S. Department of
                                  Education. Arturo is a member of the Council for Foreign Relations and a fellow of the National Academy for Public Administration. In 1996, he was awarded the Charles
                                  Frankel Prize by the National Endowment for the Humanities.

[PHOTO WILLIAM T. SOLOMON]        WILLIAM T. SOLOMON                                        Director since April 1983
                                  Age 59                                              Nominating Committee Member
                                  Bill Solomon is chairman of the board of Austin Industries, Inc., a general construction company, a position he has held since 1987. Bill was chairman and chief executive officer from 1987 to March 2001 and, prior to 1987, was president and chief executive officer of Austin Industries. He also serves on the boards of the
                                  Hoblitzelle Foundation and the Southwestern Medical Foundation.

[PHOTO LLOYD D. WARD]             LLOYD D. WARD                                               Director since July 2001
                                  Age 53                                            Compensation Committee Member
                                  Lloyd Ward has been the chief executive officer and secretary general of the United
                                  States Olympic Committee since October 2001. He served as chairman and chief executive officer of iMotors from January 2001 until May 2001. Lloyd was chairman and chief executive officer of Maytag Corporation from August 1999 to November 2000. He served as president and chief operating officer of Maytag from 1998 to August 1999 and as the executive vice president of Maytag and president of Maytag Appliance
                                  Division from 1996 to 1998. Lloyd served in various senior management positions with
                                  PepsiCo, Inc. from 1988 through 1996. Lloyd is a member of the boards of directors of
                                  General Motors Corp. and J.P. Morgan Chase & Co..

CLASS III DIRECTORS (TERMS EXPIRE IN 2004)


[PHOTO LOUIS E. CALDERA]          LOUIS E. CALDERA                                             Director since July 2001
                                  Age 46                                                     Audit Committee Member
                                  Louis Caldera has served as vice chancellor for university advancement at The
                                  California State University since June 2001. Louis was Secretary of the Army in the
                                  Clinton Administration from July 1998 until January 2001. He previously served as managing director and chief operating officer for the Corporation for National and
                                  Community Service, a federal grantmaking agency, from September 1997 to June 1998. He served in the California Legislature from 1992 to 1997 representing the 46th Assembly
                                  District (Los Angeles).

[PHOTO JUDITH L. CRAVEN, M.D.,      JUDITH L. CRAVEN, M.D., M.P.H.                      Director since December 1992
M.P.H.]                            Age 56                                            Compensation Committee Member
                                   Nominating Committee Member
                                   From July 1992 until her retirement in October 1998, Judy Craven served as president of the United Way of the Texas Gulf Coast. From 1983 to 1992, she was dean of the
                                   School of Allied Health Sciences of the University of Texas Health Science Center at
                                   Houston, and from 1987 to 1992 was vice president of multicultural affairs for the
                                   University of Texas Health Science Center. Judy is a member of the board of regents of The University of Texas System and also serves on the boards of directors of SYSCO
                                   Corporation, Luby's, Inc., Compaq Computer Corporation, SunAmerica Mutual Funds, and
                                   Variable Annuity Life Insurance Company of America.

[PHOTO STEPHEN HAMBLETT]           STEPHEN HAMBLETT                                           Director since May 1997
                                   Age 67                                       Directors Planning Committee Member
                                   Steve Hamblett served as chairman of the board of The Providence Journal Company from
                                   February 1997, when The Providence Journal Company became a wholly-owned subsidiary of Belo, until his retirement in December 2000. From February 1997 until April 1999,
                                   Steve was chief executive officer and publisher of The Providence Journal Company.
                                   From 1987 to 1997, he was chairman, chief executive officer, and publisher of the pre-merger Providence Journal Company. Steve is currently a member of the boards of the Inter-American Press Association, the Smithsonian National Board, the Rhode
                                   Island School of Design and the Rhode Island Heritage Harbor Museum. In connection with the acquisition of The Providence Journal Company, Belo agreed that Steve is eligible to serve as a Belo director until age 70.

[PHOTO DEALEY D. HERNDON]          DEALEY D. HERNDON                                          Director since May 1986
                                   Age 55                                       Directors Planning Committee Member
                                   Dealey Herndon has been president of Herndon, Stauch & Associates, a project and construction management firm, since September 1995. From January 2001 to October
                                   2001, she also served as Director of Appointments for Texas Governor Rick Perry. From
                                   1991 to September 1995, she was the executive director of the State Preservation
                                   Board of the State of Texas and managed the Texas Capitol Restoration in that capacity. Dealey is a trustee of the National Trust for Historic Preservation in
                                   Washington, D.C. and serves as treasurer of the Texas State History Museum
                                   Foundation.

                 INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

COMPENSATION OF DIRECTORS

     During 2001, non-employee directors received an annual compensation package valued at $120,000. At its meeting in November 2001, the Board reduced its annual compensation package by 5% to $114,000 commencing May 2002. This initiate was taken to demonstrate the Board's support of cost reduction programs implemented by management in October 2001. One-half of the Board's annual compensation is paid in stock options for Series B shares (relying generally on the Black-Scholes option pricing model on the date of grant), with exercise prices equal to the closing price of Series A shares on the date of grant. Directors elect in advance to receive all or a portion of the remaining amount in additional stock options for Series B shares or in cash. During 2001, directors who served as committee chairs received an additional $7,500 in cash. This amount will be reduced to $7,125 commencing in May 2002. Belo reimburses directors for travel expenses incurred in attending meetings. No additional fee is paid to directors for attendance at Board and committee meetings. Robert Decherd and Burl Osborne, who were Belo employees during 2001, did not receive separate compensation for Board service.

MEETINGS AND COMMITTEES OF THE BOARD

     The Board held five regularly-scheduled meetings in 2001. Each director attended at least 75% of the aggregate of (1) the total number of meetings held by the Board and (2) the total number of meetings held by all committees on which he or she served. The Board has the following committees, each of which is composed entirely of non-employee directors:

          Audit Committee. The Audit Committee consists of Henry Becton (chair), Louis Caldera, Roger Enrico and Arturo Madrid, each of whom is an independent director under the listing standards of the New York Stock Exchange. The Audit Committee consults with our independent auditors and with personnel from Belo's internal audit and financial staffs with respect to corporate accounting, reporting, and internal control practices. The chair of the Audit Committee meets with our independent auditors and management prior to the release of quarterly earnings. The Audit Committee operates under a written charter (attached to this proxy statement as an appendix) adopted by the Board and reviewed annually by the Audit Committee. The Audit Committee met two times during 2001 in addition to the quarterly meetings conducted by the Audit Committee chair.

          Compensation Committee. The Compensation Committee consists of John Bassett (chair), Judy Craven, Larry Hirsch, Arturo Madrid and Lloyd Ward. The Compensation Committee makes recommendations to the Board for base salaries for executive officers and compensation packages for directors, approves bonus levels and stock option awards for executive officers, and administers, among other plans, the Company's 1995 Executive Compensation Plan, 2000 Executive Compensation Plan, The G. B. Dealey Retirement Pension Plan, Belo Savings Plan, and Supplemental Executive Retirement Plan. The Compensation Committee met three times during 2001.

          Directors Planning Committee. The Directors Planning Committee consists of Don Williams (chair), Henry Becton, Steve Hamblett, Dealey Herndon and Larry Hirsch. The Directors Planning Committee reviews Belo's long-range financial and strategic planning initiatives. The Directors Planning Committee met two times in 2001.

          Nominating Committee. The Nominating Committee consists of Roger Enrico (chair), Judy Craven and Bill Solomon. The responsibilities of the Nominating Committee include the identification and recommendation of director candidates and the review of qualifications of directors for continued service on the Board. The Nominating Committee will consider nominations submitted by shareholders in accordance with the advance notice provisions of our bylaws. The Nominating Committee was created in May 2001 to carry out these responsibilities which were previously performed by the Directors Planning Committee. The Nominating Committee met one time in 2001.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Lloyd Ward, one of Belo's directors and a member of the Compensation Committee, is a member of the board of directors of J.P. Morgan Chase & Co., which owns directly or indirectly all of the outstanding securities of J.P. Morgan Securities, Inc. and JPMorgan Chase Bank. J.P. Morgan Securities acted as a joint book runner in Belo's $350 million offering of senior notes which closed in November 2001, and as a co-adviser, co-arranger and joint book runner for our revolving credit facility which also closed in November 2001. JPMorgan Chase Bank serves as agent and lender under our revolving credit facility and trustee for the senior notes and our other outstanding debt securities.

CERTAIN RELATIONSHIPS

     On June 27, 2001, we entered into a retirement agreement with Burl Osborne. See footnote (4) to the summary compensation table on page 18 for details.

                             AUDIT COMMITTEE REPORT

     The Audit Committee reviews Belo's financial reporting processes on behalf of the Board. Our management team has the primary responsibility for Belo's financial statements and these reporting processes. Our independent auditors are responsible based on their audit for expressing an opinion on Belo's consolidated financial statements.

     In this context, the Audit Committee has reviewed and discussed with management and Ernst & Young LLP the Company's audited consolidated financial statements. The Audit Committee has discussed with Ernst & Young various matters, including their judgments as to the quality of Belo's accounting principles and other matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from Ernst & Young the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from Belo and our management team. And, the Audit Committee has considered whether Ernst & Young's provision of non-audit services to the Company is compatible with their independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the SEC.

Respectfully submitted,

AUDIT COMMITTEE

Henry P. Becton, Jr., Chair
Louis E. Caldera
Roger A. Enrico
Arturo Madrid, Ph.D.

                              INDEPENDENT AUDITORS

     Ernst & Young served as our independent auditors for the fiscal year ended December 31, 2001, and will serve in such capacity for the current fiscal year. Representatives of Ernst & Young will be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions presented at the annual meeting.

     The table below sets forth the fees that Ernst & Young billed us for the audit of our financial statements for the fiscal year ended December 31, 2001 and review of our financial statements for the quarterly periods within that fiscal year, and all other fees Ernst & Young has billed us for services rendered during the fiscal year ended December 31, 2001:

Audit Fees..................................................  $385,000
Financial Information Systems Design and Implementation
  Fees......................................................     --
All Other Fees (consists of $144,698 of audit related fees
  and $199,185 of other fees principally for employee
  benefit plan audits and assistance with tax returns and
  other tax matters)........................................  $343,883

                               EXECUTIVE OFFICERS

     Belo's executive officers are as follows:

                NAME                              OFFICE CURRENTLY HELD              OFFICE HELD SINCE
                ----                              ---------------------              -----------------
Robert W. Decherd....................  Chairman of the Board, President and Chief
                                       Executive Officer                                  1987(1)
Michael J. McCarthy..................  Senior Executive Vice President                    2000(2)
Dunia A. Shive.......................  Executive Vice President/Chief Financial
                                       Officer                                            2000(3)
John L. (Jack) Sander................  Executive Vice President/Media Operations          2000(4)
James M. Moroney III.................  Publisher and Chief Executive Officer, The
                                       Dallas Morning News                                2001(5)
Colleen B. Brown.....................  Senior Vice President/Business Development         2000(6)
Guy H. Kerr..........................  Senior Vice President/General Counsel and
                                       Secretary                                          2000(7)
Marian Spitzberg.....................  Senior Vice President/Human Resources              2000(8)

---------------

(1) Member of the Board of Directors. (See "Proposal: Election of Directors" above for additional information.)

(2) Mike McCarthy, age 57, has been senior executive vice president since July 2000 and served as executive vice president from July 1998 to July 2000. He served as senior corporate vice president from July 1997 through June 1998 and as senior vice president from January 1987 through June 1997. Mike served as general counsel from October 1985 until July 2000. He was Belo's secretary from 1985 to 1998 and from February 2000 to July 2000. Mike joined Belo in October 1985 and plans to retire in October 2002, after 17 years of service to the Company.

(3) Dunia Shive, age 41, has been executive vice president/chief financial officer since December 2000 and served as senior vice president/chief financial officer from July 1998 until December 2000. She served as senior vice president/corporate operations from July 1997 through June 1998. From January 1996 until July 1997, Dunia was vice president/finance. She joined Belo in May 1993.

(4) Jack Sander, age 60, has been executive vice president/media operations since January 2001 and president of the Television Group since July 1998. He was executive vice president of the Television Group from 1997 until 1998. Jack was general manager at WAGA-TV in Atlanta, Georgia from 1988 until 1997. He joined Belo in January 1997.

(5) Jim Moroney, age 45, has been publisher and chief executive officer of The Dallas Morning News since June 2001. He served as president of Belo Interactive, Inc. from its formation in May 1999 until June 2001 and as executive vice president of Belo from July 1998 through December 1999. Jim served as president of the Television Group from January 1997 until July 1998 and as executive vice president of the Television Group from January 1995 until January 1997. Jim joined Belo in November 1978.

(6) Colleen Brown, age 43, has been senior vice president/business development since October 2000. From July 1998 to October 2000, Colleen was president of the Broadcast Group of Lee Enterprises, Inc. and from 1980 to 1998 she served in various management roles with Gannett Co., Inc., including president and general manager of its Phoenix, Arizona television operations from 1995 until July 1998.

(7) Guy Kerr, age 49, has been senior vice president/general counsel and secretary since July 2000. From 1985 until June 2000, Guy was a partner in the law firm of Locke Liddell & Sapp LLP and its predecessors, in Dallas, Texas. In that capacity, Guy worked on most of Belo's major corporate business transactions.

(8) Marian Spitzberg, age 53, has been senior vice president/human resources since February 2000. She served as vice president/deputy general counsel from January 1997 until February 2000 and as secretary from July 1998 until February 2000. In addition, Marian served as vice president/assistant general counsel from January 1995 until January 1997. Marian joined Belo in March 1992.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     THE COMPENSATION COMMITTEE

     The Compensation Committee is composed entirely of independent directors. The Board of Directors has delegated to the committee the authority to review, consider and determine the compensation of Belo's senior executive officers listed in the summary compensation table on page 18. The committee administers Belo's Executive Compensation Plan, under which the committee makes recommendations to the Board regarding salary levels for the senior executives and makes the final determination regarding bonuses and awards of stock options and other stock-based compensation under Belo's 1995 and 2000 stock plans. Compensation levels for participants other than the senior executives are determined in a manner similar to that for the senior executives, except as described below.

     EXECUTIVE COMPENSATION PLAN

     The Executive Compensation Plan (ECP) was implemented January 1, 1989. The ECP's key elements are an annual base salary, an annual target bonus opportunity, and long-term incentive awards issued under the stock plans. Officers of Belo and its subsidiaries, including the chief executive officer and the other senior executives, are automatically eligible to participate in the ECP. The committee selects additional participants according to their ability to affect significantly Belo's profitability.

     The goals of the ECP are: (1) to establish a competitive compensation program to attract, retain and motivate employees in those positions that most directly affect Belo's overall performance, and (2) to encourage coordinated and sustained effort toward maximizing Belo's value to its shareholders. Bonus payments to participants are principally dependent upon the achievement of Belo or subsidiary financial performance targets. In some cases, portions of the bonus are also dependent upon the financial performance of related Internet Web sites and other Belo subsidiaries in a geographic cluster.

     Long-term incentive awards (stock options or other stock-based awards) are granted in late November or December of each year. At the same time, base salary levels and bonus opportunities are established for the following year. SEC rules require the reporting of compensation on a calendar year basis. Consequently, the compensation packages presented in this report and in the summary compensation table on page 18 include base salary and bonus opportunities awarded with respect to 2001, which were established by the committee in December 2000, and option awards granted in November 2001.

     The committee works closely with the chief executive officer and the senior vice president/human resources in formulating its recommendations. In the past, the committee attempted to establish a level for each element of a participant's compensation approximately equal to the 75th percentile for comparable companies. However, we've begun to place more emphasis on pay for performance and believe that significant portions of total compensation for our executives should be at risk. Beginning in 2002, the committee has determined that the appropriate level for each element of a participant's compensation is generally near the median indicated by comparative compensation data. The committee believes that this target percentile (although lower than prior years), when adjusted according to individual performance and other factors applicable to certain elements of compensation, gives us the ability to attract and retain outstanding executives. The annual performance bonus opportunity described below will also ensure that executives' total compensation exceeds market median if Belo (or the applicable entity) meets or exceeds its financial performance target. For comparative purposes, the committee utilizes a special cut survey of peer media companies in determining base salaries and bonus opportunities and a broader survey of companies in determining long-term incentive awards. The surveys are conducted by Towers Perrin, a nationally recognized compensation consultant. The companies included in both the general compensation survey and the special cut survey vary somewhat from those included in the group of public peer companies indicated in the performance graph on page 23 because some companies included in the peer group do not participate in the compensation survey and some companies that participate in the compensation survey are not public companies.

     Base Salary. The 2001 base salaries of the senior executives were set by the committee in December 2000 at levels approximating target percentiles of the special cut survey aimed for by the committee, adjusted to recognize varying levels of responsibility and individual performance. In October 2001, our Management Committee implemented a series of immediate cost reductions to align Belo's expense structure with expected revenue generation and maintain strong levels of cash generation. These measures included a 5% reduction in the salaries of the Management Committee which remains in effect until 2003 and is reflected in the compensation table on page 18.

     Annual Performance Bonus Opportunity. Each ECP participant has an opportunity to earn an annual bonus based primarily upon the financial performance of the participant's organizational entity. Except for Jim Moroney, each senior executive's bonus opportunity is based on the financial performance of Belo as a whole. For 2001, Jim's bonus opportunity was based proportionately on the financial performance of Belo Interactive, Inc., where he served as president until June 2001, and on the financial performance of The Dallas Morning News, where he currently serves as publisher and chief executive officer.

     With respect to participants other than the senior executives, the committee uses a percent of the base salary of each participant to establish his or her bonus opportunity range, based on survey comparisons. From 80 to 100% of a participant's bonus is determined by the financial performance of his or her organizational entity. In the case of participants who are employees of subsidiaries located in the Texas, Southwest, Northwest and Mid-Atlantic geographic clusters, 10% of bonuses is based on the aggregate financial performance of those clusters and an additional 10% is based on the performance of a participant's related Internet Web site. The committee annually reviews minimum, target and maximum levels of financial performance for each organizational entity, based on business plans developed by Belo's senior management. Bonus amounts for participants are determined shortly following the end of each calendar year.

     If minimum performance levels are not achieved, participants earn no bonuses. Performance at the target level earns participants 100% of their bonus amounts, and performance at the maximum level earns participants 200% of their bonus amounts. If performance falls between the minimum level and the target level, participants receive a prorated amount up to the target bonus amount. If performance falls between the target and maximum performance levels, participants receive 100% of their bonus amounts, plus an additional pro rata amount reflecting performance in excess of the target level. The committee believes that linking bonus opportunity directly to financial performance with an opportunity to earn 200% of target bonus at maximum gives participants an incentive to achieve shareholder objectives. Because Belo's consolidated financial performance during 2001 fell below the minimum, no bonuses were paid to the senior executives except for Jim Moroney, who received an $11,200 bonus related to the 2001 operating results of Belo Interactive, Inc..

     Long-Term Awards. The long-term incentive component of the ECP is designed to encourage the retention of key executives, and the ultimate value of long-term awards is determined by the market price of Belo common stock. The committee generally strives to set long-term incentive levels for participants that place them near the median of the survey used by the committee. In determining long-term incentive awards for participants, the committee considers the face value of the awards, expressed as a percentage of the participant's base salary. In addition, the committee may adjust the awards upwards or downwards, depending on the participant's level of responsibility and such person's past and potential contribution toward Belo's performance.

     Stock Options. A total of 913,000 options for Belo's Series B shares were granted to the senior executives in 2001 under the stock plans. The committee established an exercise price for such options equal to the market price of Series A shares on the date of grant. (See the "Option/SAR Grants in 2001" table on page 19.) The committee has never granted options at exercise prices other than the market price of Series A shares on the date of grant and has never adjusted such prices retroactively (except as called for by antidilution provisions of the options in connection with various stock dividends).

     While the value realizable from exercisable options depends on the market price of Belo's common stock at any particular point in time, each individual executive decides whether this value will be realized in any particular year. Accordingly, in analyzing annual compensation levels, the committee does not consider gains realized during any particular year by any of the senior executives as a result of individual decisions to exercise stock options or to sell restricted shares received in previous years. (See the "Aggregated Option/SAR Exercises in 2001 and 2001 Year-End Option/SAR Values" table on page 20 for the amounts realized by the senior executives from option exercises in 2001 and the estimated unrealized value of unexercised options held by them as of December 31, 2001.)

     CEO COMPENSATION

     Robert Decherd is a participant in the ECP. Robert's base salary was established by the committee in December 2000 at a level generally corresponding to the compensation level aimed for by the committee. In October 2001, as part of a series of cost reduction measures, Robert and the other senior executives reduced their salaries by 5% until 2003. In November 2001, the committee awarded Robert stock options for 410,000 Series B shares; this amount reflects the methodology used by the committee in evaluating all stock option awards for 2001. The committee increased Robert's target bonus opportunity level for 2001 to match the compensation level aimed for by the committee. Because Belo's consolidated financial performance during 2001 fell below the minimum performance level, Robert did not receive a bonus payment for 2001.

     ONE MILLION DOLLAR LIMIT ON THE DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Internal Revenue Code places a $1 million limit on the deductibility of certain compensation paid to the chief executive officer and the other senior executives for tax years beginning on or after January 1, 1994. Some compensation, including performance-based compensation meeting specified requirements, is exempt from the limit. Neither of Belo's stock plans prohibits Belo from granting awards that are not subject to the deduction limit established by Section 162(m) of the Internal Revenue Code. The committee intends to grant awards that are not subject to the deduction limit to the extent that the structure of such awards is consistent with corporate performance objectives.

Respectfully submitted,

COMPENSATION COMMITTEE

John W. Bassett, Jr., Chair
Judith L. Craven, M.D., M.P.H.
Laurence E. Hirsch
Arturo Madrid, Ph.D.
Lloyd D. Ward

SUMMARY COMPENSATION TABLE

     The following information summarizes annual and long-term compensation awarded to, earned by or paid to Belo's chief executive officer and the four other most highly paid executive officers (the "senior executives") for services in all capacities to Belo for the fiscal years ended December 31, 2001, 2000, and 1999. Information is also provided with respect to Burl Osborne, who retired as an executive officer in 2001.

                                                                                LONG TERM
                                                                               COMPENSATION
                                                                                  AWARDS
                                                                               ------------
                                                 ANNUAL COMPENSATION            SECURITIES
                                         -----------------------------------    UNDERLYING
                                                                OTHER ANNUAL     OPTIONS/      ALL OTHER
            NAME AND                                            COMPENSATION       SARS       COMPENSATION
       PRINCIPAL POSITION         YEAR   SALARY($)   BONUS($)      ($)(1)          (#)           ($)(2)
       ------------------         ----   ---------   --------   ------------   ------------   ------------
Robert W. Decherd                 2001   $888,750       --         --            410,000       $  252,180
Chairman of the Board,            2000   $863,200    $635,900      --            410,000       $  517,272
President, and Chief              1999   $696,000    $241,749      --            340,000       $   65,918
Executive Officer

Michael J. McCarthy               2001   $518,438       --         --            130,000       $  173,139
Senior Executive Vice President   2000   $471,600    $253,900      --            110,000       $  513,225
                                  1999   $385,000    $100,294      --             90,500       $   47,020

Dunia A. Shive                    2001   $444,375       --         --            109,000       $   56,954
Executive Vice President/         2000   $387,000    $251,400(3)    --           100,000       $   53,214
Chief Financial Officer           1999   $325,417    $ 81,408      --             77,000       $    5,280

John L. (Jack) Sander             2001   $553,000       --         --            160,000       $  355,025
Executive Vice President/         2000   $512,480    $366,600      --            160,000       $  306,628
Media Operations                  1999   $427,083       --         --            141,000       $    5,280

James M. Moroney III              2001   $429,575    $ 11,200      --            104,000       $   60,686
Publisher and Chief Executive     2000   $418,200    $209,100      --            100,000       $   60,686
Officer, The Dallas Morning News  1999   $385,000    $ 89,151      --             90,500       $   33,717

Burl Osborne                      2001   $610,000       --        $58,538         --           $2,046,101(4)
Publisher Emeritus,               2000   $608,200    $379,100      --             --           $  700,714
The Dallas Morning News           1999   $538,000    $163,510      --            200,000       $  185,736

---------------

(1) The total value of executive perquisites and benefits did not exceed the lesser of (i) $50,000 or (ii) 10% of the total annual salary and bonuses for any senior executive. Other annual compensation for Burl Osborne includes taxes paid on his final Supplemental Executive Retirement Plan (SERP) contribution amount. See footnote (2) to this table.

(2) Amounts in this column for 2001 comprise the following amounts contributed by Belo to (i) the Belo Savings Plan; and (ii) the SERP:

                                                  BELO SAVINGS PLAN        SERP
                                                     CONTRIBUTION      CONTRIBUTION
                      NAME                               ($)               ($)
                      ----                        ------------------   ------------
Robert W. Decherd...............................       $ 5,610          $  246,570
Michael J. McCarthy.............................       $ 5,610          $  167,529
Dunia A. Shive..................................       $11,050          $   45,904
John L. (Jack) Sander...........................       $11,050          $  343,975
James M. Moroney III............................       $ 5,610          $   55,076
Burl Osborne....................................       $ 5,610          $2,040,491

    Beginning in 2000, the Belo Savings Plan contribution for Jack Sander and Dunia Shive includes an enhanced 401(k) benefit, which was elected by each in lieu of continuing participation in Belo's pension plan. Included in the SERP contribution amounts for 2000 are payments representing the accumulated benefit under a previous plan, which rolled into the SERP effective January 1, 2000. Amounts for 1999 also include the dollar value of premiums for life insurance purchased by Belo under the previous plan.

(3) The amount for 2000 for Dunia Shive includes a one-time special bonus of $65,000.

(4) In June 2001, we entered into a retirement agreement with Burl Osborne pursuant to which, following his retirement as an executive officer, Burl will continue to serve as chairman of The Belo Foundation, Publisher Emeritus of The Dallas Morning News and our member of record for The Associated Press. Burl has also agreed to provide Belo consulting services from January 1, 2002 until he ceases to serve as chairman of The Associated Press (he becomes the AP's chairman in April 2002). Under the terms of his retirement agreement, we'll pay Burl $78,792 per month from January 1, 2002 until December 31, 2002. We will pay Burl an additional $8,333 per month beginning May 2002 and continuing until he ceases to serve as chairman of the AP. Pursuant to the terms of the applicable stock option plans, options to purchase a total of 356,000 Series B shares, which had been previously awarded to Burl but which had not yet vested, became fully exercisable upon his retirement. In January 2002, we paid Burl additional compensation, accrued but unused vacation, and the expenses of obtaining continuing medical coverage in an aggregate amount of $436,811. Burl also retained his computer and related equipment valued at $5,200.

OPTIONS/SAR GRANTS IN 2001

     The stock options described below were awarded under the 2000 Belo Executive Compensation Plan. During 2001, all options granted were for Series B shares, and no stock appreciation rights were granted. The following table provides additional information regarding stock options granted during 2001 to the named senior executives:

                                    NUMBER OF
                                    SECURITIES     % OF TOTAL
                                    UNDERLYING    OPTIONS/SARS   EXERCISE                GRANT DATE
                                   OPTIONS/SARS    GRANTED TO    OR BASE                  PRESENT
                                     GRANTED      EMPLOYEES IN    PRICE     EXPIRATION     VALUE
              NAME                    (#)(1)      FISCAL YEAR     ($/SH)       DATE        ($)(2)
              ----                 ------------   ------------   --------   ----------   ----------
Robert W. Decherd................    410,000         12.64%       $17.88    11/30/2011   $2,288,370
Michael J. McCarthy..............    130,000          4.01%       $17.88    11/30/2011   $  725,581
Dunia A. Shive...................    109,000          3.36%       $17.88    11/30/2011   $  608,372
John L. (Jack) Sander............    160,000          4.93%       $17.88    11/30/2011   $  893,022
James M. Moroney III.............    104,000          3.21%       $17.88    11/30/2011   $  580,465
Burl Osborne.....................     --             --            --           --           --

---------------

(1) All stock options shown above become exercisable in increments of 40% after one year and 30% after years two and three. Upon the occurrence of a change in control (as defined in the plan), all of the options become immediately exercisable, unless the Board of Directors has adopted resolutions making the acceleration provisions inoperative (or does so promptly following such occurrence).

(2) These values are determined using the Black-Scholes option pricing model. The Black-Scholes option pricing model is one of the methods permitted by the SEC for estimating the present value of options. The Black-Scholes option pricing model is based on assumptions as to certain variables as described below, and is not intended to estimate, and has no direct correlation to, the value that an individual will actually realize upon exercise of stock options. The actual value of the stock options that a senior executive may realize, if any, will depend on the excess of the market price on the date of exercise over the exercise price. The values listed above were based on the following assumptions: volatility (measured as the annualized standard deviation of the sample, as determined from the past 20 quarters, ending with the third quarter of 2001) -- .2068; risk free rate of return -- 5.032%; dividend yield -- 1.678%; time of exercise -- 10 years; and discount for risk of forfeiture -- 3%.

AGGREGATED OPTION/SAR EXERCISES IN 2001 AND 2001 YEAR-END OPTION/SAR VALUES

     The following table shows information concerning the exercise of stock options during 2001 by the senior executives and the estimated value of unexercised options held by these individuals at year-end:

                                                                              NUMBER OF       VALUE OF
                                                                             SECURITIES      UNEXERCISED
                                                                             UNDERLYING     IN-THE-MONEY
                                                                            OPTIONS/SARS    OPTIONS/SARS
                                                                              AT FY-END       AT FY-END
                                                                               (#)(1)          ($)(2)
                                         SHARES ACQUIRED       VALUE        EXERCISABLE/    EXERCISABLE/
NAME                                     ON EXERCISE (#)    REALIZED($)     UNEXERCISABLE   UNEXERCISABLE
----                                     ---------------   --------------   -------------   -------------
Robert W. Decherd......................      --                --             1,013,949/        $655,180/
                                                                                922,001         $854,326
Michael J. McCarthy....................      22,920           $191,015          361,330/        $588,451/
                                                                                271,150         $255,975
Dunia A. Shive.........................      --                --               199,660/        $220,623/
                                                                                210,100         $199,080
John L. (Jack) Sander..................      --                --               290,700/        $179,000/
                                                                                298,300         $277,200
James M. Moroney III...................      --                --               321,026/        $408,397/
                                                                                191,150         $176,730
Burl Osborne...........................      57,480           $499,531          962,400/      $1,362,595/
                                                                                --               --

---------------

(1) Of the exercisable options, the following numbers of shares underlying options are for Series B shares for each of the named senior executives:
    Robert Decherd -- 1,013,949 shares; Mike McCarthy -- 302,550 shares; Dunia Shive -- 185,600 shares; Jack Sander -- 290,700 shares; Jim Moroney III -- 287,750 shares; and, Burl Osborne -- 827,200 shares. The remaining exercisable options are for Series A shares. All of the unexercisable options presented are options for Series B shares.

(2) Based on the closing price of $18.75 of Belo Series A shares on the NYSE on December 31, 2001, less the exercise price of the options.

RETIREMENT BENEFITS

     Pension Plan. Until July 1, 2000, we maintained a non-contributory pension plan which was available to substantially all of our employees who had completed one year of service and had reached 21 years of age as of June 30, 2001. We amended this pension plan effective July 1, 2000. As a result, individuals who were participants or eligible to become participants prior to July 1, 2000, were offered an election to either (1) remain eligible to participate in and accrue benefits under the pension plan, or (2) cease accruing benefits under the pension plan effective June 30, 2000. Those employees who elected to cease accruing benefits under the pension plan became eligible for enhanced benefits under the Belo Savings Plan. Following the effective date of the amendment to the pension plan, no employee first hired on or after July 1, 2000 is eligible to participate in the pension plan, and no former employee who is rehired on or after July 1, 2000 will accrue additional benefits under the pension plan.

     The following table reflects the expected annual benefits, computed on a 10-year certain and life annuity basis, payable under the pension plan to a fully vested senior executive upon retirement at age 65 after the credited years of service and at the annual remuneration levels set forth in the table.

     AVERAGE ANNUAL
      COMPENSATION                                 YEARS OF SERVICE(1)
         DURING            --------------------------------------------------------------------
    FINAL FIVE YEARS         10        15        20        25        30        35         40
-------------------------  -------   -------   -------   -------   -------   -------   --------
$150,000.................  $20,369   $30,554   $40,739   $50,924   $61,108   $71,293   $ 79,543
$250,000.................  $27,619   $41,429   $55,239   $69,049   $82,858   $96,668   $107,668
$350,000.................  $27,619   $41,429   $55,239   $69,049   $82,858   $96,668   $107,668
$450,000.................  $27,619   $41,429   $55,239   $69,049   $82,858   $96,668   $107,668
$550,000.................  $27,619   $41,429   $55,239   $69,049   $82,858   $96,668   $107,668
$650,000.................  $27,619   $41,429   $55,239   $69,049   $82,858   $96,668   $107,668
$750,000.................  $27,619   $41,429   $55,239   $69,049   $82,858   $96,668   $107,668
$850,000 or above........  $27,619   $41,429   $55,239   $69,049   $82,858   $96,668   $107,668

---------------

(1) Benefits listed in the table above are not subject to reduction for Social Security amounts. The table reflects all of the limitations of accrued benefits imposed by Section 415 of the Internal Revenue Code, which limits such benefits to $160,000 in 2002. The table also reflects the limitations imposed by Section 401(a)(17) of the Internal Revenue Code on annual compensation to be taken into account in determining pension benefits, which is limited to $200,000 in 2002.

     Our pension plan provides for the payment of a monthly retirement benefit based on credited years of service and the average of five consecutive years of highest annual compensation out of the ten most recent calendar years of employment. Compensation covered under the pension plan includes regular pay plus overtime, bonuses, commissions, and any contribution made by us on behalf of an employee pursuant to a deferral election under any benefit plan containing a cash or deferred arrangement. Covered compensation excludes certain non-cash earnings and Belo matching contributions to the Belo Savings Plan. A participant's interest in the pension plan ordinarily becomes fully vested upon completion of five years of credited service, or upon attainment of age 62, whichever first occurs. Retirement benefits under the pension plan are paid to participants upon normal retirement at the age of 65 or later, or upon early retirement, which may occur at age 62 (or age 55 with five years of service). However, as a result of the plan amendment described above, any participant employed by Belo on July 1, 2000 is fully vested without regard to years of service or the age of the participant. The pension plan also provides for the payment of death benefits. As of December 31, 2001, the named senior executives have credited years of service under the pension plan as follows: Robert
Decherd -- 28 years; Mike McCarthy -- 16 years; Dunia Shive -- 8 years; Jack Sander -- 4 years; Jim Moroney -- 23 years; and Burl Osborne -- 21 years. The covered compensation of these persons under the pension plan is substantially the same as the annual compensation indicated in the summary compensation table on page 18, except that such covered compensation was capped at $170,000 for all participants in 2001.

     Upon the occurrence of certain events, (1) the benefits of all active participants in the pension plan become fully vested and nonforfeitable and (2) the excess of pension plan assets over the present value of accrued benefits, if any, are applied to provide active participants with an additional vested benefit equivalent to the benefit such participants should have received under Department of Labor regulations, as in effect prior to July 1, 1996, if the pension plan had then terminated. The events giving rise to (1) and (2) above are generally identical to those giving rise to a "change in control," as defined in the 2000 stock plan. A "change in control" is generally defined in both the 1995 stock plan and the 2000 stock plan as the commencement of a tender offer or exchange offer, a change in control (which is deemed to occur when any group, entity, or other person that theretofore beneficially owned less than 30% of the total number of outstanding shares of common stock acquires shares, which acquisition results in such group, entity, or person having more than 30% beneficial ownership), approval or consummation of certain mergers, sales, exchanges, or dispositions of Belo's assets, or certain changes in the composition of Belo's Board during any period of two consecutive years.

     Supplemental Executive Retirement Plan. The SERP was adopted by the Compensation Committee in December 1992 for key executives selected by the Compensation Committee, including the senior executives named in the summary compensation table above. The purpose of the SERP is to help offset the Internal Revenue Code limits on our qualified retirement plans. The specific objective of the SERP, when combined with our pension plan, is to provide a benefit at age 65 of 60% of final average pay (the average of the total salary and target bonus during the last five completed calendar years of employment). However, because the SERP is a defined contribution plan, the actual benefit to be received by any participant will be dependent on the participant's account balance at the time of retirement. In addition, at its December 1999 meeting, the Compensation Committee amended the SERP effective January 1, 2000 to restore benefits to additional participants selected by the Compensation Committee, limited by the annual compensation cap for determining pension benefits imposed by the Internal Revenue Code. The payment of benefits under the SERP will be subject to the same terms and conditions described above for the payment of benefits under our pension plan. (See the description of our pension plan on pages 20 and 21 above. See also footnote (2) to the summary compensation table on page 18 above for the amounts contributed to the SERP by Belo on behalf of the named senior executives for 2001.) We have established a trust to hold the contributions to the SERP, which contributions are subject to the claims of creditors. As a result of the establishment of the trust, benefits payable under the SERP will be protected in the event of a change in control of Belo.

                               STOCK PERFORMANCE

     The following graph compares (1) the annual cumulative shareholder return on an investment of $100 on December 31, 1996 in Belo's Series A common stock, based on the market price of the Series A common stock and assuming reinvestment of dividends, with (2) the cumulative total return of a similar investment in companies on the Standard & Poor's 500 Stock Index and in a group of peer companies selected on a line-of-business basis and weighted for market capitalization. In 2001, our peer group included the following companies: Dow Jones & Company, Inc.; Gannett Co., Inc.; Granite Broadcasting Corporation; Hearst-Argyle Television, Inc.; Knight-Ridder, Inc.; Lee Enterprises, Inc.; McClatchy Newspapers, Inc.; Media General, Inc.; The New York Times Company; Pulitzer Publishing Company; The E.W. Scripps Company; Tribune Company; The Washington Post Company; and Young Broadcasting Corporation. BHC Communications, Inc., which was previously included in the peer group, was acquired by News Corporation in 2001 and is no longer included in the peer group. Belo is not included in the calculation of peer group cumulative total shareholder return on investment.

                                    [GRAPH]

---------------------------------------------------------------------------------------------------------------------------------
                                12/31/96         12/31/97         12/31/98         12/31/99         12/31/00         12/31/01
---------------------------------------------------------------------------------------------------------------------------------
 Belo                             100              163              117              113               96              115

 S&P 500                          100              133              171              207              188              166

 Peer Group                       100              154              166              214              184              189


                     ANNUAL REPORT AND ADDITIONAL MATERIALS

     Our 2001 annual report to shareholders is being distributed with this proxy statement. COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 (INCLUDING EXHIBITS, FINANCIAL STATEMENTS, AND THE SCHEDULES THERETO) MAY BE OBTAINED WITHOUT CHARGE, UPON WRITTEN OR VERBAL REQUEST TO, BELO CORP., ATTENTION: GUY H. KERR, SECRETARY, P.O. BOX 655237, DALLAS, TEXAS 75265-5237, (214) 977-6606.

                     SHAREHOLDER PROPOSALS FOR 2003 MEETING

     In order to propose business for consideration or nominate persons for election to the Board, a shareholder must comply with the advance notice provisions of our bylaws. The bylaws provide that any such proposals or nominations must be submitted to us between February 7, 2003 and March 9, 2003 in order to be considered at the 2003 annual meeting, and must satisfy the other requirements in our bylaws regarding such proposals or nominations. These bylaw provisions apply whether or not the proposal or nomination is intended to be included in the proxy materials for the 2003 annual meeting. If the shareholder does not also comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal or nomination made by a shareholder. A shareholder who is interested in submitting a proposal for inclusion in our proxy materials for the 2003 annual meeting may do so by submitting the proposal to us by no later than December 2, 2002 and following the procedures described in SEC Rule 14a-8, in addition to satisfying the advance notice provisions of our bylaws.

     Copies of the bylaws and SEC Rules 14a-4 and 14a-8 may be obtained by contacting Belo's Secretary at P.O. Box 655237, Dallas, Texas 75265-5237, or by telephone at (214) 977-6606.

                                    GENERAL

     At the date of this proxy statement, we do not know of any matters to be presented for action at the annual meeting other than those described in this proxy statement. If any other matters should come before the annual meeting, the persons named in the accompanying form of proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

                                            By Order of the Board of Directors

                                                  GUY H. KERR
                                                   Secretary

Dated: April 2, 2002

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

     1. Members. The Board of Directors shall appoint an Audit Committee of at least three members, consisting entirely of independent directors of the Board, and shall designate one member as chairperson. For purposes hereof the term "independent" shall mean a director who meets the New York Stock Exchange definition of independence, as determined by the Board. Each member of the Company's Audit Committee must be financially literate and one member of the Audit Committee shall have accounting or related financial management expertise, both as determined in the Board's judgment.

     2. Purposes, Duties, and Responsibilities. The Audit Committee shall represent the Board of Directors in discharging its responsibility relating to the accounting, reporting, and financial practices of the Company and its subsidiaries, and shall have general responsibility for surveillance of administration and financial controls and accounting and audit activities of the Company and its subsidiaries. Specifically, the Audit Committee shall:

          (i) Recommend to the Board of Directors, and evaluate, the firm of independent certified public accountants to be appointed as auditors of the Company and to perform the annual audit, which firm shall be ultimately accountable to the Board of Directors through the Audit Committee.

          (ii) Review with the independent auditors the scope of the audit and the results of the annual audit examination by the independent auditors, any reports of the independent auditors with respect to interim periods, and, with the principal internal auditor of the Company, the scope and results of the internal audit program. The Audit Committee Chair will review the Company's quarterly financial statements and Form 10-Qs with the independent auditors and management prior to filing.

          (iii) Review the written statement from the outside auditor of the Company concerning any relationships between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor and assess the independence of the outside auditor as required under Independent Standards Board Standard No. 1 and assess the compatibility of such relationships with the outside auditor's independence as required by SEC rules.

          (iv) Review and discuss with management and the independent auditors the financial statements of the Company, including an analysis of the auditors' judgment as to the quality of the Company's accounting principles.

          (v) Review the adequacy of the Company's financial controls, with particular emphasis on the scope and performance of the internal audit function.

          (vi) Review significant changes in the accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the Company's financial reports, and make comments on the foregoing to the Board of Directors.

          (vii) Recommend to the Board of Directors based on the review and discussion described in paragraphs (iii) and (iv) above, whether the financial statements should be included in the Annual Report on Form 10-K.

          (viii) Review the adequacy of the Audit Committee Charter on an annual basis.

     3. Meetings. The Audit Committee will meet as often as may be deemed necessary or appropriate in its judgment, either in person or telephonically, and at such times and places as the Audit Committee shall determine. The Audit Committee shall report to the full Board of Directors with respect to its meetings. The majority of the members of the Audit Committee shall constitute a quorum.

                          WELLS FARGO BANK TEXAS, N.A.
                             NOTICE TO PARTICIPANTS
                                     IN THE
                               BELO SAVINGS PLAN

Dear Belo Savings Plan Participant:

     Enclosed with this notice is a proxy statement of Belo Corp. describing the annual meeting of shareholders to be held on May 8, 2002. The annual meeting will be held for the purpose of electing Class I directors and any other matters that may properly come before the meeting or any postponement or adjournment of the meeting.

DIRECTIONS TO THE TRUSTEE

     Only Wells Fargo Bank Texas, N.A., as trustee of the Belo Savings Plan, can vote the shares of Belo stock held by the Belo Savings Plan. However, under the terms of the Belo Savings Plan, you are entitled to instruct the trustee how to vote the shares of Belo stock that were allocated to your plan account as of March 14, 2002.

     Enclosed with this notice is a confidential voting instruction card provided to you for the purpose of instructing the trustee how to vote your plan shares. Your participation is important. Please take the time to complete the instruction card and return it in the enclosed self-addressed and stamped envelope or vote your plan shares by toll-free telephone number or the Internet. The Board has appointed an administrative committee as named fiduciary, which will have the discretion to vote your plan shares in the event you do not provide instructions to the trustee.

     The trustee will vote all Belo shares held by the Belo Savings Plan in accordance with the voting instructions that are received via mail, telephone, or Internet on or before May 6, 2002, unless the trustee determines such instructions are contrary to the requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA). If you sign, date, and return a voting instruction card but do not check any boxes on the card, the trustee will vote your plan shares FOR all nominees standing for election as Class I directors.

CONFIDENTIALITY AND INSTRUCTIONS

     Your vote is strictly confidential and will not be revealed, directly or indirectly, to any director, officer, or other employee of Belo or to anyone else, except as otherwise required by law. Therefore, you should feel completely free to instruct the trustee to vote your plan shares in the manner you think best.

VOTING DEADLINE

     Because of the time required to tabulate voting instructions from participants before the annual meeting, the trustee must establish a cut-off date for receipt of voting instructions. THE CUT-OFF DATE IS MAY 6, 2002. The trustee cannot ensure that voting instructions received after the cut-off date will be tabulated. Therefore, it is important that you act promptly to vote your plan shares on or before May 6, 2002. If the trustee does not receive timely instructions from you with respect to your plan shares, the trustee will vote your shares, as directed by the administrative committee described above, in the same proportion as the shares for which voting instructions have been received from other participants.

FURTHER INFORMATION

     IF YOU ARE A DIRECT SHAREHOLDER OF BELO, YOU WILL ALSO FIND ENCLOSED A SEPARATE PROXY CARD WITH RESPECT TO YOUR DIRECTLY-OWNED SHARES. YOU MUST VOTE YOUR DIRECTLY-OWNED SHARES AND YOUR PLAN SHARES SEPARATELY, EITHER BY RETURNING THE PROXY CARD AND VOTING INSTRUCTION CARD BY MAIL, OR BY SEPARATELY VOTING BY TELEPHONE OR INTERNET WITH RESPECT TO YOUR DIRECTLY-HELD AND YOUR PLAN SHARES. YOU MAY NOT USE THE PROXY CARD OR THE VOTER IDENTIFICATION INFORMATION WITH RESPECT TO YOUR DIRECTLY-HELD SHARES TO VOTE YOUR PLAN SHARES.

     If you have questions regarding the information provided to you, you may contact the trustee at the following numbers between 8:00 a.m. and 5:00 p.m. Central Time, Monday through Friday:

               (800) 716-6817 Ext. 16 (Texas Residents Only), or
                            (800) 568-6245 Ext. 1661

     Your ability to instruct the trustee how to vote your plan shares is an important part of your rights as a participant. Please consider the enclosed material carefully and return your voting instructions to us promptly.

April 2, 2002                               WELLS FARGO BANK TEXAS, N.A.
                                            as Trustee of the
                                            BELO SAVINGS PLAN

                       YOUR PROXY CARD IS ATTACHED BELOW.

                    PLEASE READ AND FOLLOW THE INSTRUCTIONS
                      CAREFULLY AND DETACH AND RETURN YOUR
                      COMPLETED PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                               DO NOT RETURN YOUR
                             PROXY CARD IF YOU VOTE
                            BY TELEPHONE OR INTERNET





                                  DETACH HERE


                                     PROXY

                                  (BELO LOGO)
            Annual Meeting of Shareholders - To be held May 8, 2002 THE BOARD OF DIRECTORS OF BELO CORP. SOLICITS THIS PROXY



         The undersigned hereby appoints Robert W. Decherd, Michael J. McCarthy and Guy H. Kerr, or any one or more of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote as designated below all the shares of the common stock of Belo Corp. held of record by the undersigned on March 14, 2002, at the 2002 Annual Meeting of Shareholders, and any adjournment or postponement thereof.

         THIS PROXY, WHEN PROPERLY COMPLETED AND RETURNED BY YOU, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES STANDING FOR ELECTION AS CLASS I DIRECTORS.

         Please sign exactly as your name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

-------------                                                      -------------
 SEE REVERSE    (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)    SEE REVERSE
    SIDE                                                               SIDE
-------------                                                      -------------

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. Please note all votes cast via the telephone or the Internet must be cast prior to 5:00 p.m. (Eastern Standard Time), May 7, 2002.

--------------------------                         ----------------------------
   VOTE BY TELEPHONE                                      VOTE BY INTERNET
--------------------------                         ----------------------------
Call Toll-Free on a Touch-Tone Phone               Go to http://www.eproxyvote.com/blc
1-877-PRX-VOTE (1-877-779-8683).                   As with all Internet access, usage or server fees
There is NO CHARGE for this call.                  must be paid by the user.


Follow these four easy steps:                      Follow these four easy steps:

 1. Read the accompanying proxy statement and       1. Read the accompanying proxy statement
    have your proxy card handy when you call.          and have your proxy card handy when you access
                                                       the Web site.

 2. Call the toll-free number                       2. Go to the Web site
    1-877-PRX-VOTE (1-877-779-8683).                   http://www.eproxyvote.com/blc

 3. Enter your 14-digit Voter Control Number        3. Enter your 14-digit Voter Control Number
    located on your proxy card below.                  located on your proxy card below.

 4. Follow the recorded instructions.               4. Follow the instructions provided.


 If you wish to change your address, you may do so when you vote by Internet or by marking the box below and returning your completed card by mail. The address change option is not available if you vote by telephone.

    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

                  YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.




                                  DETACH HERE


    PLEASE MARK
[X] VOTES AS IN
    THIS EXAMPLE.

THIS PROXY, WHEN PROPERLY COMPLETED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES STANDING FOR ELECTION AS A CLASS I DIRECTOR.

1. Election of the following nominees as Class I directors
   (Term expires in 2005).
   NOMINEES: (01) John W. Bassett. Jr., (02) Robert W. Decherd,
             (03) Laurence E. Hirsch and (04) J. McDonald Williams.

                        FOR                          WITHHOLD
                 [ ]    ALL                      [ ] AUTHORITY
                      NOMINEES                       FROM ALL
                                                     NOMINEES

[ ]
   -----------------------------------------------------------------------------
   FOR ALL NOMINEES EXCEPT AS NOTED ABOVE

2. At the discretion of such proxies on any other matter that properly may come before the meeting or any adjournment or postponement thereof.

   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                             [ ]


   PLEASE MARK, DATE, AND SIGN AS YOUR NAME APPEARS AT LEFT AND RETURN IN THE ENVELOPE.

   Please sign exactly as your name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Signature:             Date:            Signature:              Date:
          ------------      ------------          -------------      -----------

            YOUR VOTING INSTRUCTION CARD FOR YOUR BELO SAVINGS PLAN
                           SHARES IS ATTACHED BELOW.

                    PLEASE READ AND FOLLOW THE INSTRUCTIONS
                      CAREFULLY AND DETACH AND RETURN YOUR
                      COMPLETED PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                               DO NOT RETURN YOUR
                      VOTING INSTRUCTION CARD IF YOU VOTE
                            BY TELEPHONE OR INTERNET






                                  DETACH HERE


              VOTING INSTRUCTIONS TO TRUSTEE OF BELO SAVINGS PLAN

                                  (BELO LOGO)
            Annual Meeting of Shareholders - To be held May 8, 2002

TO PARTICIPANTS IN THE BELO SAVINGS PLAN:

         As a participant in the Belo Savings Plan, you may instruct the trustee how to vote the shares of Belo common stock allocated to your account at the 2002 Annual Meeting of Shareholders, and any adjournment or postponement thereof. This voting instruction card, when properly completed and returned by you, will constitute instructions to the trustee to vote the shares of Belo common stock credited to your Belo Savings Plan account as of March 14, 2002. Your instructions to the trustee will be held in strict confidence and will be made available only to the inspectors of the election at the Annual Meeting, none of whom is an employee of Belo. Please use the other side of this form in giving your instructions.

         If the Trustee has not received your voting instructions by May 6, 2002, your Belo Savings Plan shares will be voted as directed by the administrative committee appointed by Belo's Board of Directors. If you sign, date and return a voting instruction card but do not check any boxes on the card, the trustee will vote your Belo Savings Plan shares "FOR" all nominees standing for election as Class I directors.

                         WELLS FARGO BANK TEXAS, N.A.,
                                    TRUSTEE


-------------                                                      -------------
 SEE REVERSE    (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)    SEE REVERSE
    SIDE                                                               SIDE
-------------                                                      -------------

Your telephone or Internet vote authorizes the trustee to vote your shares in the same manner as if you marked, signed, and returned your voting instruction card. Please note all votes cast via the telephone or the Internet must be cast prior to 5:00 p.m. (Eastern Standard Time), May 6, 2002.


--------------------------                         ----------------------------
   VOTE BY TELEPHONE                                      VOTE BY INTERNET
--------------------------                         ----------------------------
Call Toll-Free on a Touch-Tone Phone               Go to http://www.eproxyvote.com/blc
1-877-PRX-VOTE (1-877-779-8683).                   As with all Internet access, usage or server fees
There is NO CHARGE for this call.                  must be paid by the user.


Follow these four easy steps:                      Follow these four easy steps:

 1. Read the accompanying proxy statement and       1. Read the accompanying proxy statement
    have your voting instruction card handy            and have your voting instruction card handy
    when you call.                                     when you access the Web site.

 2. Call the toll-free number                       2. Go to the Web site
    1-877-PRX-VOTE (1-877-779-8683).                   http://www.eproxyvote.com/blc

 3. Enter your 14-digit Voter Control Number        3. Enter your 14-digit Voter Control Number
    located on your voting instruction card            located on your voting instruction card below.
    below.

 4. Follow the recorded instructions.               4. Follow the instructions provided.

If you wish to change your address, you may do so when you vote by Internet or by marking the box below and returning your completed card by mail. The address change option is not available if you vote by telephone.


         DO NOT RETURN YOUR VOTING INSTRUCTION CARD IF YOU ARE VOTING BY
                              TELEPHONE OR INTERNET.

                  YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.



                                  DETACH HERE


    PLEASE MARK
[X] VOTES AS IN
    THIS EXAMPLE.


WELLS FARGO BANK TEXAS, N.A., YOU ARE HEREBY INSTRUCTED TO VOTE IN THE MANNER DIRECTED HEREIN OR, IF NO DIRECTION IS MADE, TO VOTE "FOR" ALL NOMINEES STANDING FOR ELECTION AS CLASS I DIRECTOR:

1. Election of the following nominees as Class I directors
   (Term expires in 2005).
   NOMINEES: (01) John W. Bassett. Jr., (02) Robert W. Decherd,
             (03) Laurence E. Hirsch and (04) J. McDonald Williams.

                        FOR                          WITHHOLD
                 [ ]    ALL                      [ ] AUTHORITY
                      NOMINEES                       FROM ALL
                                                     NOMINEES

[ ]
   -----------------------------------------------------------------------------
   FOR ALL NOMINEES EXCEPT AS NOTED ABOVE

2. At the discretion of Wells Fargo Bank Texas, N.A., on any other matter that properly may come before the meeting or any adjournment or postponement thereof.

   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                             [ ]


   PLEASE MARK, DATE, AND SIGN AS YOUR NAME APPEARS AT LEFT AND RETURN IN THE ENVELOPE.


   I hereby authorize Wells Fargo Bank Texas, N.A., as Trustee under the Belo Savings Plan, to vote the full shares of Belo common stock credited to my account under the Belo Savings Plan at the 2002 Annual Meeting in accordance with instructions given above. Wells Fargo Bank Texas, N.A., has appointed EquiServe as agent to tally the votes.


Signature:             Date:            Signature:              Date:
          ------------      ------------          -------------      -----------